SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant    [_]

Check the appropriate box:

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[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[_]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEW ULM TELECOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW ULM TELECOM, INC.
27 North Minnesota Street
New Ulm, Minnesota 56073
(507) 354-4111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 20, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of New Ulm Telecom, Inc. (the “Company”), a Minnesota corporation, will be held at Turner Hall, located at 102 South State Street, New Ulm, Minnesota, on Thursday, May 20, 2004 at 10:00 a.m. for the following purposes:

(1)	To elect two directors for a term of three years, each to hold office until the Annual Meeting of Shareholders to be held in 2007 or until their successors are elected;

(2)	To consider and vote upon a proposal to amend Article III, Section 2 of the Company’s Articles of Incorporation, which currently provides that no individual shareholder, partnership, corporation or fiduciary shall own either in their, his or her own right or jointly with another party more than seven percent (7%) of the outstanding capital stock of the Company, by adding provisions which provide that (i) to the extent capital stock is acquired in excess of such permitted limit (“Excess Shares”), such Excess Shares may not be voted; and (ii) the Company shall have the right to redeem Excess Shares; and

(3)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on March 31, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

/s/   Barbara A.J. Bornhoft

Barbara A.J. Bornhoft
Secretary

New Ulm, Minnesota
April 15, 2004

        TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

TABLE OF CONTENTS

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
COMPENSATION OF EXECUTIVE OFFICERS	7
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	9
REPORT OF AUDIT COMMITTEE	10
SHAREHOLDER RETURN PERFORMANCE GRAPH	11
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	11
PROPOSAL 2: AMENDMENT OF ARTICLES TO PROVIDE THAT IF A SHAREHOLDER PURCHASES MORE THAN SEVEN PERCENT OF THE OUTSTANDING STOCK OF THE COMPANY, SUCH EXCESS SHARES MAY NOT BE VOTED AND THE COMPANY SHALL HAVE THE RIGHT TO PURCHASE OR REDEEM SUCH EXCESS SHARES	12
INDEPENDENT AUDITORS	16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17
ANNUAL REPORT ON FORM 10-K	17
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING	17
OTHER MATTERS	17
APPENDIX A: NEW ULM TELECOM, INC. AUDIT COMMITTEE CHARTER	A-1

NEW ULM TELECOM, INC.
27 North Minnesota Street
New Ulm, Minnesota 56073
(507) 354-4111

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 20, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This proxy statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of New Ulm Telecom, Inc. (the “Company”) for use at the Annual Meeting of Shareholders and any adjournment thereof to be held commencing at 10:00 a.m., local time, on Thursday, May 20, 2004, at Turner Hall, located at 102 South State Street, New Ulm, Minnesota.

        You are urged to sign and return the enclosed proxy whether or not you plan to attend the meeting. You should specify your choices by marking the appropriate boxes on the proxy. All shares of common stock represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies on which no specification has been made will be voted in favor of each proposal.

        The persons named as proxies were selected by the Board of Directors of the Company and are directors or officers of the Company. If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting there under will have discretion to vote on such matters in accordance with their best judgment.

        The notice of annual meeting, this proxy statement and related proxy card are first being mailed to shareholders on or about April 15, 2004.

Record Date and Outstanding Common Stock

        The Board of Directors has fixed the close of business on March 31, 2004, as the record date for determining the holders of outstanding common stock entitled to notice of, and to vote at, the meeting. Only shareholders of record at the close of business on March 31, 2004 will be entitled to vote at the meeting. On that date, there were 5,115,435 shares of common stock issued, outstanding and entitled to vote.

Revocability of Proxies

        Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by (a) executing a later-dated proxy relating to the same shares and delivering it to our CEO before the vote at the meeting, (b) filing a written notice of revocation bearing a later date than the proxy with our CEO before the vote at the meeting, or (c) appearing in person at the meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to New Ulm Telecom, Inc., 27 North Minnesota Street, New Ulm, Minnesota 56073, Attention: Bill Otis, or hand-delivered to Mr. Bill Otis before the vote at the meeting.

Voting and Solicitation

        Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of common stock held of record on the record date. However, shareholders have the right to cumulate votes in the election of directors, as described below.

        The Company will pay the cost of this solicitation, including preparing, assembling and mailing the proxies and solicitation materials. The Company is soliciting proxies principally by mail. In addition, our directors, officers and regular employees may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of common stock held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

Quorum; Abstentions; Broker Non-Votes

        The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares of common stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. All votes will be tabulated by the inspector of election for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

        If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

        There are currently seven directors on our Board of Directors. Each director serves a three-year term and until his or her successor has been duly elected. Two directors will be elected at the annual meeting. The terms of James Jensen and Perry Meyer expire in 2004 and the Board of Directors has nominated Mr. Jensen and Mr. Meyer for re-election to the board for a three-year term. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named herein will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

        The following table provides information with respect to our directors, including information regarding their principal occupations. Information concerning beneficial ownership of our common stock, as of March 31, 2004 can be found on page 6. We are not aware of any arrangement or understanding pursuant to which any individual is to be selected as a director or nominee. There are no familial relationships between any director or executive officer.

Nominees Proposed for Election for Terms Expiring in 2007
(including business experience during the past five years)

Name	Age	Occupation	Director Since	Term Expires
James Jensen	59	Marketing Director, I-90 Expo Center	1982	2004
(Chairman of the Board)		Marketing Consultant and Sales Representative, Kohls-Weelborg Dealerships (March 2003-January 2004) President, Jensen Clothing, Inc. (until March 2003)

Perry Meyer (Director)	49	Farmer	1995	2004

Directors serving Unexpired Terms
(including business experience during the past five years)

Name	Age	Occupation	Director Since	Term Expires
Duane Lambrecht (Director)	57	Owner/CEO, Shelter Products, Inc.	1999	2005

Robert Ranweiler (Director)	56	Principal, Larson Allen Weishair & Co., LLP, Certified Public Accountants Principal, Biebl, Ranweiler, Christiansen, Meyer, Thompson & Co. Chtd., Certified Public Accountants (through 2003)	1989	2005

Rosemary Dittrich (Director)	62	Corporate Secretary, D & A Trucking, Inc.	1997	2006

Mary Ellen Domeier (Director)	62	Executive Officer, New Ulm Catholic Schools Retired CEO and Chair, Valley Bank & Trust Co. (through 2003)	1999	2006

Gary Nelson (Director)	66	Retired President, The Insurance Group	1982	2006

The Board of Directors and Committees

        The Board of Directors consists of seven members with staggered terms of three years. The Board holds regular monthly meetings and some special meetings. The Board has established an Audit Committee, Steering Committee, Compensation Committee, and Strategic Planning Committee performing the functions described below. The Board also has an Ad Hoc Governance Committee. The Chairman of the Board is an ex officio member of all committees. The Board held 14 meetings in 2003. All committees meet as required. Each director attended 75% or more of the Board meetings and applicable committee meetings.

        Audit Committee consists of Robert Ranweiler, Chair, Mary Ellen Domeier and Gary Nelson. All members of the Audit Committee are independent, as defined in Rule 4200(a)(15) of the NASD’s listing standards. Each member of the Audit Committee is financially literate and at least one member of the Committee has accounting or related financial management expertise. Currently, SEC regulations do not require, and the Committee has not designated, an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K. The Audit Committee oversees the Company’s accounting, financial reporting process, internal controls and audit, and consults with management and the independent auditors on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains the Company’s independent auditors and evaluates the independent auditors’ qualifications, performance and independence. The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent auditors. The Audit Committee’s Report is included on page 10 of this proxy statement and the Committee Charter is included as Appendix A to this proxy statement. The Audit Committee had 6 meetings in 2003.

        Steering Committee consists of James Jensen, Chair, Duane Lambrecht, and Robert Ranweiler. This committee is responsible for the study and analysis of the Company’s financial needs and requirements and the evaluation of the future operations and needs of the Company. The Steering Committee had 6 meetings in 2003.

        Compensation Committee consists of Perry Meyer, Chair, Rosemary Dittrich and Duane Lambrecht. Its duties are to evaluate employee compensation and staffing. The Compensation Committee also makes appropriate recommendations concerning director compensation. This committee had 3 meetings in 2003.

        Strategic Planning Committee consists of Mary Ellen Domeier, Chair, Rosemary Dittrich and Gary Nelson. This committee is to serve as a catalyst in ensuring Company management and the Board of Directors engage in ongoing strategic thinking. The Strategic Planning Committee held 3 meetings in 2003.

Nominations

        The Company does not have a formal Nominating Committee or Nominating Committee Charter. The Company’s Board of Directors, which is comprised completely of independent directors as defined in Rule 4200(a)(15) of the NASD’s listing standards, functions as the Company’s Nominating Committee. To date, the Company feels that the full Board best represents the interest of the shareholders regarding nominations. However, the Company may appoint a Nominating Committee in 2004 if it deems it is appropriate.

        The Board has generally identified nominees based upon suggestions by current directors, management and/or shareholders. The Company’s Board member selection criteria include: integrity, education, business experience, and understanding of the Company’s industry. The Board has used these criteria to evaluate potential nominees. The Board does not evaluate proposed nominees differently depending upon who has made the recommendation. The Board has not to date paid any third party fee to assist in this process.

        It is the Board’s policy to consider director candidates recommended by shareholders who appear to be qualified to serve on the Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Board does not perceive a need to increase the size of the Board. In order for a Director candidate to be considered for nomination at the Annual Meeting of Shareholders, the recommendation must be received by the Company as provided under “Shareholder Proposals for 2005 Annual Meeting,” on page 17.

Shareholder Communications with Board

        The Board of Directors has implemented a process by which our shareholders may send written communications to the Board’s attention. Any shareholder desiring to communicate with our Board, or one or more of our directors, may send a letter addressed to:

New Ulm Telecom, Inc. 27 North Minnesota Street New Ulm, Minnesota 56073 Attention: Corporate Secretary (Board Matters)

        The Corporate Secretary has been instructed by the Board to promptly forward all communications so received to the full Board or the individual Board members specifically addressed in the communication, without first screening those communications.

        The Company encourages all of its directors and officers to attend the annual meeting of shareholders. All directors and officers attended the 2003 Annual Meeting of Shareholders with the exception of one.

Compensation of Directors

        In 2003, the directors were paid an annual retainer of $13,600. In addition, directors received $500 for each Board and Committee meeting they attended. In 2004, the directors will be paid a $13,600 annual retainer and $500 for each Board and Committee meeting they attend. The Chairman of the Board, who is not an employee of the Company, received an additional annual retainer of $12,000. This annual retainer will be $12,000 in 2004. The Company has a director retirement policy pursuant to which directors who leave the Board will receive $1,000 for each year of service to the Board with a maximum of $20,000 paid to any one director.

Cumulative Voting for Directors – Vote Required

        For each share held, shareholders may cast one vote for each of the two directorships to be filled at this meeting. Each shareholder entitled to vote has the right to vote their shares on a cumulative basis in the election of directors by giving written notice of intent to do so to any officer of the Company before the meeting, or to the presiding officer at the meeting at any time before the election. If notice of such intent is given, the presiding officer at the meeting shall announce, before the election of directors, that shareholders shall vote their shares on a cumulative basis by multiplying the number of shares held by the shareholder by the number of directors to be elected. Each shareholder then may cast their votes for one candidate or may distribute the votes among any number of candidates. If no shareholder provides notice of such intent, the nominees who receive the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote at the meeting will be elected to serve on the Board of Directors. If any shareholder determines to vote on a cumulative basis and an individual other than the above-stated nominees has been nominated to serve as a director, then the two nominees who receive the largest number votes, taking into account cumulative voting, will be elected to serve on the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR DIRECTOR SET FORTH IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of March 31, 2004, by (a) each person known by us to own beneficially five percent (5%) or more of our common stock, (b) each director and nominee for director, (c) the named executive officers (as defined herein), and (d) directors and executive officers as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as noted below, we know of no agreements among our shareholders which relate to voting or investment power with respect to our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Ruth B. Wines, Trustee of the
Ralph K. Wines & Ruth B. Wines Family Trust	274,320	5.4%
216 Apolena, Newport Beach, California
Bill Otis	209,400	4.1
Robert Ranweiler (3)	64,350	1.3
Gary Nelson	30,000	*
James Jensen (4)	16,743	*
Perry Meyer	12,000	*
Rosemary Dittrich (5)	11,528	*
Barbara Bornhoft	2,100	*
Mary Ellen Domeier	1,850	*
Duane Lambrecht (6)	1,150	*
All directors and officers as a group (11 persons) (7)	349,430	6.8%

_________________
  *           Represents less than 1.0%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option to acquire within 60 days. Unless otherwise indicated, the address of each shareholder is c/o New Ulm Telecom, Inc., 27 North Minnesota Street, New Ulm, Minnesota 56073.

(2)	Percentage of beneficial ownership is based on 5,115,435 shares outstanding as of March 31, 2004.

(3)	Includes 61,650 shares owned by Mr. Ranweiler’s spouse.

(4)	Includes 3,654 shares owned by Mr. Jensen’s spouse.

(5)	Includes 4,500 shares owned by Ms. Dittrich’s spouse.

(6)	Includes 250 shares owned by Mr. Lambrecht’s spouse.

(7)	Includes 70,054 shares owned by the spouses of directors and officers.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table shows compensation for the Chief Executive Officer and Secretary (the “named executive officers”) for services in all capacities to the Company during fiscal years 2003, 2002 and 2001. Compensation, as reflected in this table and the tables which follow, is presented on the basis of rules of the Securities and Exchange Commission and does not, in the case of certain stock-based awards or accruals, necessarily represent the amount of compensation realized or which may be realized in the future. The Company has not issued any options or warrants during the fiscal years 2003, 2002 and 2001. For more information regarding our salary policies and executive compensation plans, please review the information under the caption “Report of Compensation Committee on Executive Compensation,” on page 9.

		Annual Compensation		Long Term Compensation
				Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Securities Underlying SARs (#)(b)	All Other Compensation ($)(c)
Bill Otis	2003	145,413	31,500	30,000	10,990
President and Chief	2002	137,181	27,000	30,000	9,552
Executive Officer	2001	132,812	20,000	30,000	9,618
Barbara Bornhoft	2003	93,509	7,875	7,500	6,971
Secretary	2002	87,940	6,150	7,500	6,150
	2001	82,257	6,000	7,500	6,002

_________________
(a)	Amounts for 2003 and 2002 represent cash bonuses earned as the result of converting appreciation units awarded in prior years under the Company’s Appreciation Unit Plan. Amounts for 2001 represent cash bonus paid prior to implementation of the Company’s Appreciation Unit Plan.

(b)	Represents appreciation units granted pursuant to the Company’s Appreciation Unit Plan.

(c)	Represents contributions made by the Company under its 401(k) plan.

SAR Grants in Last Fiscal Year

        The following table describes appreciation units granted in 2003 under the Company’s Appreciation Unit Plan to the named executive officers as more fully described in the “Report of Compensation Committee on Executive Compensation” on page 9. The Company did not issue any options or warrants during 2003.

	Individual Grants
	Number of Securities Underlying	Percent of Total Granted to			Potential Realizable Value At Assumed Annual Rates Of Appreciation For SAR Term (b)
Name	SARs Granted (#)(a)	Employees in 2003	Exercise or Base Price($/Sh)	Expiration Date	5% ($)	10% ($)
Bill Otis	30,000	80%	—	12/31/2005	$39,772	$41,706
Barbara Bornhoft	7,500	20%	—	12/31/2005	$9,930	$10,427

_________________
(a)	These appreciation units expire on the third anniversary of the date of grant, at which time the appreciation units are converted to cash bonuses based on the difference between net income per share and dividends paid per share at year end over each of the three years of the appreciation units’ term.

(b)	Potential realizable value is based on assumed rates of appreciation over each of the three years of the appreciation units’ term using December 2003 financial information as a basis.

Aggregated Fiscal Year-End SAR Values

        The following table shows the number and value of appreciation units held by the named executive officers at December 31, 2003. The Company did not have any options or warrants outstanding at December 31, 2003.

Name	Shares Acquired on Exercise (#)(a)	Value Realized ($)	Number of Securities Underlying Unexercised SARs Held at December 31, 2003 (#)(b)	Value of Unexercised In-The-Money SARs at December 31, 2003 ($)(c)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Bill Otis	30,000	$31,500	-0- / 60,000	N/A /$38,130
Barbara Bornhoft	7,500	$ 7,875	-0- / 15,000	N/A /$9,533

_________________
(a)	Represents appreciation units converted on December 31, 2003.

(b)	Appreciation units outstanding are not considered exercisable until they expire which is on the third anniversary of the date of grant upon which they convert to a cash bonus.

(c)	Based on the difference between net income per share and dividends paid per share multiplied by outstanding appreciation units for each of 2003, 2002 and 2001.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Board of Directors
New Ulm Telecom, Inc.
P.O. Box 697
New Ulm, MN 56073

        The compensation program for the Chief Executive Officer and the Board of Directors is the responsibility of the Compensation Committee of the Board of Directors (the “Committee”). In 2003, the Committee was comprised of three directors: Messrs. Meyer and Lambrecht and Ms. Dittrich. Mr. Meyer is the Chair of the Committee.

        The philosophy for the executive compensation program is to pay competitively compared to similar-sized companies, particularly technology companies.

        There are two elements to the salary program: annual base salary and a cash bonus under an Appreciation Unit Plan (the “Plan”). The purpose of the Plan is to reward key executives for the long-term success of the Company. The Plan is also intended to assist the Company in the recruitment and retention of key executives.

        When setting annual base salaries and making awards under incentive plan, the Compensation Committee considers Company performance and compensation levels of comparable companies with a goal of remaining reasonably competitive with comparable companies.

        The Appreciation Unit Plan rewards key executives with a cash bonus upon conversion of the units. The appreciation units expire on the third anniversary of the date of grant, at which time the units are converted to a cash bonus. The bonus is computed by multiplying the difference between net income per share and dividends per share at year end over each of the three years of the appreciation unit’s terms by appreciation units awarded.

        In reviewing the Chief Executive Officer’s 2003 salary, the Committee reviewed Mr. Otis’ total compensation package and determined that it was closely related to the Company’s performance in 2003. The Committee also reviewed the compensation of Mr. Otis to determine that the compensation was competitive with compensation levels of executives in comparable companies and was equitable to the Company and its shareholders.

March 31, 2004

Compensation Committee of the Board of Directors
/s/   Perry Meyer, Chair
/s/   Rosemary Dittrich
/s/   Duane Lambrecht

REPORT OF AUDIT COMMITTEE

Board of Directors
New Ulm Telecom, Inc.
P.O. Box 697
New Ulm, MN 56073

        The Audit Committee is responsible for overseeing management’s financial reporting practices and internal controls. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement.

        Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter.

        With respect to the year-end at December 31, 2003, in addition to its other work, the Audit Committee:

•	Reviewed and discussed with the Company’s management and the independent auditors the audited financial statements as of December 31, 2003 and for the year then ended;

•	Discussed with the independent auditors the matters required to be discussed by auditing standards generally accepted in the United States of America, including those matters required to be discussed by Statement on Auditing Standards 61;

•	Received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm’s independence;

•	Reviewed recent corporate governance initiatives, including provisions of the Sarbanes-Oxley Act of 2002; and

•	Completed a Code of Business Conduct, which was presented to all directors and employees of the Company, while also completing a Policy Regarding Conflict of Interest and a separate document on Procedure to Address Potential Conflict of Interest.

        Based upon the review and discussion summarized above, together with the Committee’s other deliberations, the Committee recommended to the Board of Directors that the audited financial statements of the Company, as of December 31, 2003 and for the year then ended, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

March 29, 2004

Audit Committee of the Board of Directors
/s/   Robert Ranweiler, Chair
/s/   Mary Ellen Domeier
/s/   Gary Nelson

        The Audit Committee Charter that was revised on March 23, 2004, is included with this Proxy Statement as Appendix A.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a graph that compares the cumulative total shareholder return on our common stock to the Russell 2000 Index and to the NASDAQ Telecommunications Index. The comparison covers the period from December 31, 1998 to December 31, 2003. Shareholder return assumes reinvestment of all dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Indebtedness of Management.   Since the beginning of the Company’s last fiscal year, no director or executive officer of the Company has been indebted to the Company or its subsidiaries except Bill Otis, President of the Company, who was indebted to the Company in the amount of $674,037 under the terms of a promissory note payable upon demand and secured by 153,690 shares of common stock of the Company. The note required the payment of interest at 6.09% per year and had not been amended since its issuance in October 1998. The note was paid in full by Mr. Otis in May 2003.

        The largest amount outstanding of the note during fiscal year ending December 31, 2003 was $674,037. Mr. Otis made all required payments of principal and interest in accordance with the terms of the note during 2003.

        Policy.   It is the Company’s policy that all proposed transactions by the Company with directors, officers, five percent shareholders and their affiliates be entered into only if such transactions are on terms no less favorable to the Company than could be obtained from unaffiliated parties, are reasonably expected to benefit the Company and are approved by a majority of the disinterested, independent members of its Board of Directors.

PROPOSAL NO. 2 – AMENDMENT OF ARTICLES TO PROVIDE THAT
IF A SHAREHOLDER PURCHASES MORE THAN SEVEN PERCENT
OF THE OUTSTANDING STOCK OF THE COMPANY, SUCH EXCESS SHARES
MAY NOT BE VOTED AND THE COMPANY SHALL HAVE THE RIGHT
TO PURCHASE OR REDEEM SUCH EXCESS SHARES

Explanation of the Amendment

        In 1962, the shareholders of the Company adopted an amendment to the Company’s Articles of Incorporation (currently Article III, Section 2) to provide that no shareholder shall individually or jointly with another party own more than seven percent of the outstanding capital stock of the Company. The Board of Directors believes that the purpose of such provision was to prevent a concentration of ownership of the Company’s equity securities in the hands of an individual or small group of individuals. The provision has the effect of enabling the Company to remain independent and can serve as a deterrent to an unwanted or hostile takeover or acquisition of control of the Company. In May 1997, this provision was amended to provide that an amendment would require the affirmative vote of 66 2/3% of the outstanding capital stock of the Company. In 2003, a proposal to amend this provision was voted upon by the Company’s shareholders and received 2,525,114 votes, or 49.4% of the shares outstanding, but failed to obtain the requisite of 3,410,050 shares (66 2/3%) necessary to adopt the amendment. The Board of Directors continues to believe that this provision should be retained, and recommends the following additions or changes which were proposed in 2003:

•	Addition of a provision that provides that a person who violates the Company’s restriction on share ownership may not vote shares owned or acquired that are in excess of seven percent of the Company’s outstanding stock (“Excess Shares”).

•	Addition of a provision that provides that Excess Shares may be redeemed by the Company upon written notice given within 60 days after the Company first has notice of such ownership of Excess Shares at market value of the Excess Shares on the date the Company mails such written notice, subject to any required approval of such redemption by the Company’s shareholders at any regular or special meeting of the shareholders.

•	To provide that shares acquired by a person in excess of seven percent of the Company’s outstanding capital stock should not constitute Excess Shares if issued in a Board-approved transaction or a shareholder-approved transaction.

•	The definition of ownership should be amended to provide that ownership will be based upon “beneficial ownership” as defined in Minnesota Business Corporation Act (MBCA) Section 302A.011, Subd. 41 which provides as follows:

Subd. 41. Beneficial owner; Beneficial ownership. (a) “Beneficial owner,” when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:

(1) a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

(2) a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if the corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if the corporation had been subject to the rules and regulations.

(b) “Beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns ten percent or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any corporation or entity in which the person owns ten percent or more of the equity, and any affiliate of the person.

(c) When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a corporation, all members of the partnership, syndicate, or other group are deemed to constitute a “person” and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation beneficially owned by the person.

Reasons for Amendment

        The proposed amendment to Article III, Section 2 retains the limitation of seven percent on share ownership that has been contained in the Company’s Articles for many years, which the Board of Directors believes benefits the shareholders by providing a deterrent to a hostile or unwanted takeover of the Company. The proposed amendment clarifies the meaning of ownership by incorporating the definition of beneficial ownership contained in the MBCA. The proposed amendment strengthens the limitation by providing that persons who acquire Excess Shares in violation of this ownership restriction may not vote such shares. The proposal also enables the Board to redeem Excess Shares, which will further discourage persons from acquiring Excess Shares. The Board believes the proposed amendment is needed to enable the Company to enforce Article III, Section 2.

Effect of Amendment

        If Proposal No. 2 is adopted, the Company will have greater ability to enforce its rights against persons who violate the restrictions on ownership contained in Article III, Section 2 by providing that Excess Shares may not be voted and may be subject to redemption by the Company. This provision of the Articles, which has been in effect since 1962, has the effect of deterring or preventing a change in control of the Company. This provision, coupled with other actions which could be taken by the Board of Directors and existing provisions of the MBCA which restrict control share acquisitions and business combinations, would likely require a person seeking to obtain control of the Company to negotiate with the Company a transaction which could be accepted and approved by the Board and submitted to the shareholders of the Company for approval. Because this provision has existed in the Company’s Articles for many years, Proposal No. 2 is only intended to implement the existing limitation on share ownership. The proposal is not being presented as an anti-takeover measure.

Text of Amendment

        The proposed amendment would be accomplished by restating and amending Article III, Section 2 as follows:

Section 2. Except as provided in this section, no person shall beneficially own more than seven percent (7%) of the outstanding capital stock of the Corporation. This restriction as to ownership shall not apply to any stock acquired by the Corporation.

            (a)        For the purposes of this Section 2, the term “person” includes a natural person and an organization, as defined in Minnesota Business Corporation Act Section 302A.011, Subd. 19. The terms “ownership,” or “own” in this Section 2 shall mean and include “beneficial ownership” as defined in Minnesota Business Corporation Act Section 302A.011, Subd. 41. The term “Excess Shares” shall mean shares beneficially owned or acquired by a person that are in excess of seven percent (7%) of the outstanding capital stock of the Corporation. For purposes of this Section 2, the term “capital stock” refers to common shares of the Corporation.

            (b)        A determination as to whether a person’s ownership of capital stock of the Corporation includes or constitutes Excess Shares shall be made with reference to the number of shares of common stock outstanding as reported by the Corporation in its most recent report filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which sets forth the number of shares of common stock of the Corporation outstanding as of a specified date, or, if the Corporation ceases to file reports pursuant to the Exchange Act, the number of shares of outstanding common stock set forth in any report, communication or financial statement sent by the Corporation to the holders of record of its capital stock.

            (c)        No person who owns Excess Shares shall have voting rights with respect to Excess Shares. Excess Shares may be counted when determining whether a quorum exists for the transaction of business at a meeting of shareholders. Excess Shares may be voted following their transfer to another person who is not the beneficial owner of seven percent (7%) or more the Corporation’s capital stock.

            (d)       The Corporation shall have the right, but not the obligation, upon written notice to a person owning Excess Shares, to redeem Excess Shares at a redemption price equal to the market value of the Excess Shares, as determined in accordance with

Minnesota Business Corporation Act Section 302A.011, Subd. 50, on the date the Corporation mails such notice of redemption to the beneficial owner of the Excess Shares. Such right of redemption shall be exercised by the Corporation by giving notice in writing to the beneficial owner at the address of the beneficial owner as the same appears in the records of the Corporation or its transfer agent not later than the sixtieth (60th) day following the Corporation’s receipt of notice of a person’s ownership of Excess Shares. If the Corporation shall give notice to a person of its intention to redeem Excess Shares, the beneficial owner of the Excess Shares shall tender such shares to the Corporation, or its transfer agent, duly endorsed for transfer, not later than twenty (20) days following the date of such notice. Unless the Corporation is required by MBCA Section 302A.533, Subd. 3, to obtain shareholder approval for such redemption, the Corporation shall pay such redemption price of the Excess Shares to such shareholder, without interest, within twenty (20) days after receipt of the tender of such shares. If the Corporation is required, pursuant to MBCA Section 302A.533, Subd. 3 to obtain approval from its shareholders for such redemption, the Corporation shall notify the beneficial owner of the Excess Shares and, as a condition to such redemption, must obtain approval of the shareholders by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at the Corporation’s next regular meeting or at any special meeting of shareholders, in which event such beneficial owner of Excess Shares shall not be obligated to tender the Excess Shares until such person has been notified by the Corporation that the redemption has been approved by the shareholders. Promptly upon receipt of notice of approval of redemption of the Excess Shares, the beneficial owner of the Excess Shares shall tender such shares to the Corporation, duly endorsed for transfer and, not later than twenty (20) days thereafter, the Corporation shall pay the redemption price to such tendering owner, without interest.

            (e)       Excess Shares” shall not include any capital stock authorized by the Board of Directors issued by the Corporation to persons in a transaction without shareholder approval (“Board-approved Transaction”), or any capital stock issued by the Corporation to persons in a transaction approved by the holders of a majority of the voting power of all classes of shares entitled to vote at a shareholders’ meeting (“Shareholder-approved Transaction”); provided, however, that such shares may constitute Excess Shares subject to this Section 2 when transferred by the beneficial owners thereof following a Board-approved Transaction or a Shareholder-approved Transaction, to persons who, as a result of such transfers, would own more than seven percent (7%) of the Corporation’s capital stock.

Vote Required

        Approval of Proposal No. 2 requires the affirmative vote of 66 2/3% of the outstanding common stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS VOTE “FOR” PROPOSAL NO. 2.

INDEPENDENT AUDITORS

General

        The Audit Committee of the Board of Directors has appointed Kiesling Associates LLP as independent auditors for the Company for the fiscal year ending December 31, 2004.

        Representatives of Kiesling Associates LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

        The following is a summary of fees billed by Kiesling Associates LLP for professional services rendered for the years ended December 31, 2003 and December 31, 2002.

Fee Category	2003 Fees	2002 Fees
Audit Fees	$60,622	$39,160
Audit – Related Fees	—	—
Tax Fees	9,500	—
All Other Fees	—	—

Total Fees	$70,122	$39,160

Audit Fees

        Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.

Audit-Related Fees

        Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. There were no audit-related fees billed for 2003 or 2002.

Tax Fees

        Consists of fees billed for professional services for tax compliance and tax advice.

All Other Fees

        Consists of fees for products and services other than the services reported above. There were no other fees billed for 2003 or 2002.

Independence

        The Audit Committee of the Board of Directors has determined that the provision of the services described above is compatible with maintaining the principal auditors independence.

Pre-Approval Policy for Services of Independent Auditors

        As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit Committee reviews and provides pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval at the time of engagement from the Audit Committee. If a type of service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

Change in Accountants

        Effective November 18, 2002, Olsen Thielen & Co, Ltd. (O&T) was dismissed as the Company’s independent auditors. O&T’s reports on the audited financial statements for the year ended December 31, 2001, did not contain adverse, qualified or modified opinions. The change in accountants was recommended by the Audit Committee of the Board of Directors. There were no disagreements with O&T. On November 26, 2002, the Audit Committee appointed Kiesling Associates LLP as the Company’s independent auditors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company’s officers and directors are required to file reports of their beneficial ownership with the Securities and Exchange Commission. Based on the Company’s review of copies of such reports received by it, or written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2003, executive officers and directors of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership on a timely basis.

ANNUAL REPORT ON FORM 10-K

        We will send, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and the financial statement schedules, as filed with the Securities and Exchange Commission, to any person whose proxy is being solicited, upon written request to New Ulm Telecom, Inc., Attention: Corporate Secretary, 27 North Minnesota Street, New Ulm, Minnesota, 56073.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        If a shareholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2005 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of the Company at 27 North Minnesota Street, New Ulm, Minnesota 56073, Attention Bill Otis, no later than December 16, 2004. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. Under Securities and Exchange Commission rules, if a shareholder notifies us of his or her intent to present a proposal for consideration at the 2005 Annual Meeting of Shareholders after February 28, 2005, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

OTHER MATTERS

        The management of the Company is unaware of any other matters that are to be presented for action at the annual meeting. Should any other matter properly come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

/s/   Barbara A.J. Bornhoft

Barbara A.J. Bornhoft
Secretary

New Ulm, Minnesota
April 15, 2004

APPENDIX A

NEW ULM TELECOM, INC.

AUDIT COMMITTEE CHARTER

Organization

        There shall be a committee of the Board of Directors of New Ulm Telecom, Inc. (the “Company”) to be known as the Audit Committee. The Audit Committee shall be composed of three or more non-employee directors, appointed annually at the annual organizational meeting of the Board of Directors. Each member of the Audit Committee shall be an independent director and shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Audit Committee, and, at any time when required by the Rules of the Securities Exchange Act of 1934, as amended, the Securities and Exchange Commission, a stock exchange or the Nasdaq stock market which are applicable to the Company, at least one member of the Committee shall have accounting or related financial management expertise and qualify as a “financial expert” in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission and the Marketplace Rules of The Nasdaq Stock Market or such other listing organization or system on which the Company’s securities are listed or reported (as may be modified or supplemented).

Statement of Policy

        The Audit Committee shall, through regular or special meetings with management and the Company’s independent auditors, provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community and provide oversight on matters relating to (a) internal controls regarding finance, accounting, auditing, and regulatory compliance activities, (b) public disclosure, accounting, and financial reporting practices, (c) the quality and integrity of the Company’s financial reports, and (d) management’s identification and control of key business and financial risks. In so doing, the Audit Committee shall maintain free and open means of communication among the directors, the independent auditors and Company management.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company’s corporate policies with oversight by the Audit Committee in the areas covered by this Charter.

Responsibilities

        In carrying out its responsibilities, the Audit Committee’s policies and procedures will remain flexible, in order to best react to changing conditions and to ensure the integrity of the Company’s financial accounting and public disclosure practices

        In carrying out these responsibilities, the Audit Committee shall:

        (a)    Review and reassess the adequacy of this Charter at least annually and submit the Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years in accordance with the rules and regulations of the Securities and Exchange Commission and the Marketplace Rules of The Nasdaq Stock Market or such other listing organization or system on which the Company’s securities are listed or reported (as may be modified or supplemented).

        (b)    Assess the quality of the Company’s financial reporting and the soundness of business risk controls.

        (c)    Review periodically any code of ethics adopted by the Company, determine whether the conduct of the Company’s management is consistent with such code of ethics, and review any code of ethics with all Company directors and senior management on an annual basis.

        (d)    Emphasize the adequacy of internal controls to identify any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

        (e)    Consider and review with the independent auditors:

•	The adequacy of the Company’s internal controls including computerized information system controls and security.

•	Any significant findings and recommendations of the independent auditors together with management’s responses thereto.

        (f)    Annually review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard I (as it may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Audit Committee prior to the commencement of services. The Audit Committee may designate a member of the Audit Committee to represent the entire Audit Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Company’s independent auditors may not be engaged to perform activities prohibited under the rules of the Public Company Accounting Oversight Board, the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, or the Marketplace Rules of The Nasdaq Stock Market or such other listing organization or system on which the Company’s securities are listed or reported.

        (g)    Annually review and approve any conflicts of interest and related-party transactions (unless the Board of Directors has established a separate committee of independent directors to perform such functions).

        (h)    Establish procedures for:

•	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

•	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        (i)    Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

Independent Auditor Oversight

        The Audit Committee has the ultimate responsibility for the oversight of the services provided by the independent auditors. The Company’s independent auditors are directly accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors and approve any discharge of auditors when circumstances warrant.

Auditor Qualifications

        The Audit Committee shall appoint a public accounting firm to audit the books of the Company. The audit firm shall meet the independence and registration requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission and the Marketplace Rules of The Nasdaq Stock Market.

        The Audit Committee shall periodically obtain from the independent auditor a formal written statement delineating all relationships between the auditor and the Company. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take or recommend that the full Board of Directors take appropriate action to ensure the independence of the independent auditor.

Annual Audit Planning and Supervision

        The Audit Committee shall:

•	Review the background and expertise of the independent auditor’s proposed executive partner and auditing personnel background and expertise.

•	Determine whether the independent auditor is registered with the Public Company Accounting Oversight Board, when required, and the AICPA’s SEC practice section and participates in voluntary peer review professional practice program.

•	Review the independent auditor’s litigation history and professional liability insurance.

•	Review the independent auditor’s engagement letter, which shall define the nature and scope of the audit engagement and constitute a contract for that firm’s professional services.

The Audit Committee also shall obtain and review at least annually a written report from the independent auditors describing:

•	All critical accounting policies and practices to be used by the Company;

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management;

•	Ramifications of the use of such alternative disclosures and treatments, and the treatments preferred by the independent auditors; and

•	Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

Annual Audit Review

        The Audit Committee shall approve:

•	The fees and other significant compensation to be paid to the independent auditors.

•	The independent auditors’ annual audit plan, including scope, staffing, locations and reliance upon management and internal audit department.

        In connection with the annual audit, the Audit Committee shall:

•	Ascertain any disagreements about audit personnel or between audit personnel and company management.

•	Review the Company’s annual audited financial statements prior to filing or release. Such review shall include discussions with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the Committee required under the rules of the Securities and Exchange Commission (as may be modified or supplemented). Review should also include review of the independence of the independent auditors and a discussion with the independent auditors of the conduct of their audit. Based on such review, the Audit Committee shall determine whether to recommend to the Board of Directors that the annual audited financial statements be included in the Company’s Annual Report filed under the rules of the Securities and Exchange Commission.

Quarterly Review

        The Audit Committee shall review quarterly financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operation and ensure that the independent auditor reviews quarterly financial statements based on SAS 100, “Interim Financial Information”.

        The Audit Committee shall obtain from the independent auditor (prior to the filing of the Form 10-Q and prior to the public announcement of the Company’s quarterly results) a written confirmation that the auditor determines all matters are consistent with standards described in SAS 61, Communication with Audit Committees, including significant adjustments and significant new accounting policies. If concerns exist, the Audit Committee, or at least its chairperson, will discuss with the independent auditor and a representative of financial management, in person or by telephone conference call, the matters of concern prior to the filing of the Form 10-Q and prior to the public announcement of the Company’s quarterly results.

Annual Review

        The Audit Committee shall review and discuss with management and the independent auditors the Company’s annual financial statements and any other significant reports or financial information prior to submission to any governmental body, or the public, including without limitation:

•	Any certification, report, opinion or review rendered by the independent accountants, and

•	The Annual Report on Form 10-K, with particular attention to Management’s Discussion and Analysis of Financial Condition and Results of Operation contained therein.

        The Audit Committee shall confirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from GAAP, exceptions to the consistent application of accounting principles, etc.).

        The Audit Committee shall review with Company’s management, legal counsel, and the independent auditors any use of the statutory “safe harbor” for forward-looking information that relates to or derives from the Company’s financial statements.

        The Audit Committee shall prepare an annual report for inclusion in the Company’s annual proxy statement as required by rules and regulations of the Securities and Exchange Commission and submit such report to the Board of Directors for approval.

Additional Matters for Review

        The Audit Committee shall also:

•	Receive a copy of outside counsel’s letter to the auditor regarding litigation, claims and assessments and review the accounting treatment concerning contingency losses and any effect on financial statements.

•	Be informed via correspondence by the independent auditor or counsel of the status of the Company’s compliance with applicable securities, tax, antitrust, labor and industry laws and regulations.

•	Ascertain the existence of and review any material non-arm’s length transactions.

•	Review the Company’s annual proxy statement for omissions of critical information.

•	Discuss the independent auditor’s analysis of the Company’s internal controls.

Outside Advisers

        The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its responsibilities. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to:

•	The independent auditors employed by the Company for the purpose of rendering or issuing an audit report.

•	Any advisers employed by the Audit Committee pursuant to this Charter.

Definitions of Certain Terms

        The terms “independent director,” “registered” (when referring to a public accounting firm) and “non-audit services” shall have the meanings set forth in the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission, and the Marketplace Rules of The Nasdaq Stock Market or such other listing organization or system on which the Company’s securities are listed or reported. The term “independent auditor” shall mean the registered public accounting firm selected by the Audit Committee to audit the books of the Company pursuant to the terms of this Charter.

                                                    affix label here

NEW ULM TELECOM, INC.
27 North Minnesota Street
New Ulm, Minnesota 56073
(507) 354-4111

PROXY

        The undersigned hereby appoints Duane Lambrecht, Robert Ranweiler, Rosemary Dittrich, Mary Ellen Domeier, Gary Nelson or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in New Ulm Telecom, Inc. at the Annual Meeting of Shareholders to be held on May 20, 2004 at 10:00 a.m. at Turner Hall, located at 102 South State Street, New Ulm, Minnesota and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

             Indicate your vote by an (X). The Board of Directors recommends voting FOR all items.

Item

1.	To elect two directors for a term of three years, each to hold office until the Annual Meeting of Shareholders to be held in 2007 or until their successors are elected.

_____ FOR – All Nominees _____ WITHHELD – All Nominees (Except as marked to the contrary below.)

Nominees: James Jensen, Perry Meyer

Instruction: To withhold authority to vote for any nominee, mark through that nominee’s name.

2.	To consider and vote upon a proposal to amend Article III, Section 2 of the Company’s Articles of Incorporation, which currently provides that no individual shareholder, partnership, corporation or fiduciary shall own either in their, his or her own right or jointly with another party more than seven percent (7%) of the outstanding capital stock of the Company, by adding provisions which provide that (i) to the extent capital stock is acquired in excess of such permitted limit (“Excess Shares”), such Excess Shares may not be voted; and (ii) the Company shall have the right to redeem Excess Shares.

_____ FOR	_____AGAINST	_____ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

Please mark, sign and date and return promptly in the enclosed, pre-addressed envelope.

SIGNATURE________________________________ DATE __________________________ SIGNATURE ________________________________ DATE __________________________

Please sign exactly as name(s) appear on the mailing label. If a joint account, each owner should sign. If signing for a corporation or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.